Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
July, 1999
Payment: August 16, 1999

              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                              Distribution Date: August 16, 1999

                                                                                               Per $1,000
                                                                                                Original
                                                                                               ----------
Securitized Net Interest Margin Certificates
--------------------------------------------
1.   Amount Available                                                    1,538,575.40
                                                                      ---------------
Interest

2.   Aggregate Interest                                                    976,620.77           3.17084666
                                                                      ------------------------------------

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                      976,620.77
                                                                      ---------------

Principal

6.   Current month's principal distribution                                561,954.63           1.82452802
                                                                      ------------------------------------

7.   Remaining outstanding principal balance                           161,085,620.48          523.0052613
                                                                      ------------------------------------
     Pool Factor                                                           0.52300526
                                                                      ---------------

8.   Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
     immediately preceding Distribution Date                           421,124,433.71**
                                                                      ---------------

9.   Aggregate amount on deposit in Reserve Fund                         7,500,000.00
                                                                      ---------------

10.  Subordinated Certificateholder payment  (interest
     earnings on Reserve Fund, pursuant to Section 5.8)                     28,496.64
                                                                      ---------------

11.  Aggregate principal balance of loans
     refinanced by Green Tree Financial                                  6,279,805.44
                                                                      ---------------

12.  Weighted average CPR                                                      13.77%
                                                                      ---------------

13.  Weighted average CDR                                                       3.33%
                                                                      ---------------

14.  Annualized net loss percentage                                             1.98%
                                                                      ---------------

15.  Delinquency             30-59 day                                          1.55%
                                                                      ---------------
                             60-89 day                                          0.52%
                                                                      ---------------
                             90+ day                                            0.84%
                                                                      ---------------
                             Total 30+                                          2.91%
                                                                      ---------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 7/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
July, 1999
Payment: August 16, 1999

                                            Fee Assets
                          -----------------------------------------------------
                                 Guarantee          Inside          Fee Asset
                                   Fees              Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                            0.00        41,597.09         41,597.09
GTFC 1994-6                      218,563.05        45,802.21        264,365.26
GTFC 1994-7                            0.00        25,385.20         25,385.20
GTFC 1994-8                            0.00        55,420.32         55,420.32
GTFC 1995-1                            0.00        54,344.19         54,344.19
GTFC 1995-2                            0.00             0.00              0.00
GTFC 1995-3                      122,478.00       115,614.92        238,092.92
GTFC 1995-4                            0.00        33,069.48         33,069.48
GTFC 1995-5                            0.00             0.00              0.00
                          -----------------------------------------------------

                                 341,041.05       371,233.41        712,274.46

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      712,274.46
                                                                --------------

Subordinated Servicing Fees                                         438,484.37
                                                                --------------

Payment on Finance 1 Note                                         1,150,758.83
                                                                --------------

Allocable to Interest (current)                                     705,624.83
                                                                --------------

Allocable to accrued but unpaid Interest                                  0.00
                                                                --------------

Accrued and unpaid Trustee Fees                                           0.00
                                                                --------------

Allocable to Principal                                              445,134.00
                                                                --------------

Finance 1 Note Principal Balance                                116,347,941.87
                                                                --------------

Green Tree Financial
Net Interest Margin Trust 1995-A
July, 1999
Payment: August 16, 1999

                                               Inside
                               Residual         Refi           Total
                          --------------------------------------------

GTFC 1994-5                       0.00             0.00          0.00
GTFC 1994-6                       0.00             0.00          0.00
GTFC 1994-7                       0.00             0.00          0.00
GTFC 1994-8                       0.00             0.00          0.00
GTFC 1995-1                       0.00             0.00          0.00
GTFC 1995-2                 223,205.44        40,775.35    263,980.79
GTFC 1995-3                       0.00             0.00          0.00
GTFC 1995-4                       0.00             0.00          0.00
GTFC 1995-5                       0.00       123,835.78    123,835.78
                          --------------------------------------------

                            223,205.44       164,611.13    387,816.57

                          Total Residual and Inside
                              Refinance Payments           387,816.57